SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 19, 2001
                Date of Report (Date of earliest event reported)


                         Stratford American Corporation
               (Exact Name of Registrant as Specified in Charter)


                 Arizona                  000-17078              86-0608035
      (State or Other Jurisdiction       (Commission          (I.R.S. Employer
            of Incorporation)            File Number)        Identification No.)


    2400 E. Arizona Biltmore Circle,
        Building 2, Suite 1270,
           Phoenix, Arizona                                          85064
(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (602) 956-7809

  Former Name or Former Address, if Changed Since Last Report: Not Applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On April 19, 2001, Stratford American Corporation (the "Company") purchased 100 percent of the capital stock of SA Oil and Gas Corporation ("SA Oil"), from the shareholders of SA Oil, in exchange for 755,948 shares of common stock of the Company. The purchase was pursuant to the terms of the Stock Purchase Agreement by and among the Company, SA Oil and the shareholders of SA Oil (the "Stock Purchase Agreement"). The foregoing description is qualified in its entirety by the Stock Purchase Agreement, a copy of which is attached as Exhibit
2.1 to this Current Report on Form 8-K and  incorporated  by reference into this
Item 2. The purchase price was based on negotiations between the Company, SA Oil and the shareholders of SA Oil.

     SA Oil owns working interests and/or royalty interests in 87 oil and gas properties located in Oklahoma and Texas. David H. Eaton, the Chairman of the Board of Directors and Chief Executive Officer of the Company, was the holder of 10% of the issued and outstanding shares of common stock of SA Oil prior to the closing of the transactions contemplated by the Stock Purchase Agreement. Mr. Eaton received 65,000 shares of Company common stock pursuant to the Stock Purchase Agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     The financial statements required to be filed pursuant to Item 7(a) are not included in this Current Report on Form 8-K. Such financial statements will be filed on or before June 29, 2001.

     (b) PRO FORMA FINANCIAL INFORMATION

     The pro forma financial information required to be filed pursuant to Item 7(b) is not included in this Current Report on Form 8-K. Such pro forma financial information will be filed on or before June 29, 2001.

     (c) EXHIBITS

          2.1 -- Stock Purchase Agreement, dated March 22, 2001, by and among SA Oil, the shareholders of SA Oil, and the Company

          99.1 -- Press Release dated April 17, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2001.
                                        STRATFORD AMERICAN CORPORATION


                                        By: /s/ Daniel E. Matthews
                                            ------------------------------------
                                            Daniel E. Matthews, Controller,
                                            Secretary and Treasurer

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
2.1                 Stock Purchase Agreement, dated March 22, 2001, by and among
                    SA Oil, the shareholders of SA Oil, and the Company

99.1                Press Release dated April 17, 2001